SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 14, 1996

                              SWVA BANCSHARES, INC.
                              ---------------------
             (Exact name of Registrant as specified in its Charter)

       Virginia                    0-24674                 54-1721629
- ----------------------------   --------------            -------------
(State or other jurisdiction   (SEC File No.)            (IRS Employer
     of incorporation)                                  Identification
                                                            Number)

302 Second Street, S.W., Roanoke, Virginia                  24011
- ------------------------------------------                -----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (540) 343-0135
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                               SWVA BANCSHARES, INC.

                        INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

      On June 14, 1996, the registrant announced that its Board of Directors had adopted a stock repurchase program that authorizes the repurchase of up to 5% of the outstanding shares of the common stock of the registrant before October 7, 1996.

      For further details, reference is made to the press release dated June 14, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 -- Press Release dated June 14, 1996.